UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

DIH HOLDING US, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41250	98-1624542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Accord Park Drive; Suite D-1 Norwell, Massachusetts	02061
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 944-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DHAI	The Nasdaq Stock Market LLC
Warrants	DHAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On September 2, 2025, the Board of Directors of DIH Holding US, Inc. (the “Registrant”), upon recommendation of the Nominating Committee of the Board, appointed Dr. Barrett Mooney to the Board of Directors. He has been appointed to Class III with a term to expire at the 2026 Annual Meeting of Stockholders. Barrett Mooney, Ph.D. has an extensive track record of growing complex and manufacturing related businesses. Dr. Mooney currently serves as Chief Operating Officer of Green Theme Technologies and is President of Henry James Advisor Services, positions he has held since January 2025. From 2023 to 2024, Dr. Mooney led the international deployment of artificial intelligence decision support tools in commodity and supply chain for CropIn Technology Solutions. From 2018 to 2023, Dr. Mooney served as the Chief Executive Officer and Chairman of the Board for AgEagle Aerial Systems (UAVS), a NYSE-American listed company. Prior to that, he co-founded and was Chief Executive Officer of HydroBio Inc., a software company. Dr. Mooney holds a Doctor of Philosophy in Engineering from the University of Florida. There are no items required to be disclosed by Item 404 of Regulation S-K.

As a result of the three recent additions to the Board of Directors, the Board of Directors modified its committee assignments to be as follows:

Committee	Members
Audit	Scott R. Burrell (Chair) Barrett Mooney Dennis Streppa

Compensation	Max Baucus (Chair) Dennis Streppa F. Samuel Eberts III

Nominating &Corporate Governance	F. Samuel Eberts III (Chair) Scott R. Burrell Barrett Mooney

Strategy	Barrett Mooney (Chair) Dennis Streppa Max Baucus Jason Chen

The Registrant issued a press release on September 8, 2025, announcing the appointment of Dr. Mooney, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 8, 2025
104	Cover page interactive data file

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIH HOLDING US, INC.

Date: September 8, 2025	By:	/s/ Jason Chen
Jason Chen Chief Executive Officer and Chairman